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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 11, 2000

                                HOTJOBS.COM, LTD.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-26891

                    DELAWARE                         13-3931821
           (State or other jurisdiction           (I.R.S. Employer
                of incorporation)                Identification No.)

                         406 West 31st Street, 9th Floor
                               New York, NY 10001
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 699-5300

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 24, 2000.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On May 11, 2000, HotJobs.com, Ltd., a Delaware corporation (the "Company"), completed the previously announced merger transaction with Resumix, Inc. ("Resumix") pursuant to which Resumix became a wholly-owned subsidiary of the Company.

Pursuant to the merger, certain stockholders of Resumix owning in the aggregate approximately 99.1% of the outstanding capital stock of Resumix received, in exchange for their outstanding shares of preferred stock and common stock of Resumix, a number of shares of common stock of the Company determined by multiplying the number of shares of common and preferred stock of Resumix held by them by .2352941 (the "Conversion Number"). As a result, the Company issued 3,560,019 shares of common stock of the Company, of which 359,282 will be held in escrow for one year from the May 11, 2000 closing date pending satisfaction of certain conditions. As a result of the merger, all other stockholders of Resumix who were not "accredited investors" received, in exchange for each of their shares of common stock of Resumix, an amount in cash equal to $2.47 per share. The Company has paid approximately $392,000.

In addition, the Current Report on Form 8-K filed by the Company on May 1, 2000 announcing the signing of a merger agreement with Resumix is incorporated herein by reference and made a part hereof.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Financial Statements of Business Acquired.

    The following appear as Exhibit 99(b) to this Current Report on Form 8-K/A and are incorporated into this document by reference:

         Consolidated balance sheets of Resumix, Inc. and subsidiaries as of December 31, 1998, December 31, 1999 and March 31, 2000 (unaudited), and the related consolidated statements of operations and comprehensive income
    (loss), shareholders' (deficit) equity, and cash flows for each of the years in the three-year period ended December 31, 1999 and for the three-months ended March 31, 1999 (unaudited) and March 31, 2000 (unaudited).

    (b)  Pro Forma Financial Information.

    The following appear as Exhibit 99(c) to this Current Report on Form 8-K/A and are incorporated into this document by reference:

         (i) Unaudited condensed consolidated pro forma balance sheet of HotJobs.com, Ltd. as of March 31, 2000;


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         (ii)   Unaudited condensed consolidated pro forma statement of
                operations of HotJobs.com, Ltd. for the three-months ended March 31, 2000; and

         (iii) Unaudited condensed consolidated pro forma statement of operations of HotJobs.com, Ltd. for the year ended December 31, 1999.

    (c)  Exhibits. The following documents are filed as exhibits to this report:

                   (2) Agreement and Plan of Merger, dated as of April 25, 2000, by and among HotJobs.com, Ltd., Resumix Acquisition Corp., Resumix, Inc., Ceridian Corporation, General Atlantic Partners 48, L.P., GAP Coinvestment Partners, L.P., General Atlantic Partners 60, L.P., GAP Coinvestment Partners II, L.P., Double Diamond Associates, LLC and Stephen J. Ciesinski (incorporated by reference to the Form 8-K filed by HotJobs.com, Ltd. on May 1, 2000).

                   (10(a)) Employment Agreement by and between HotJobs.com,
                           Ltd. and Stephen J. Ciesinski dated as of April 25, 2000 (incorporated by reference to the Form 8-K filed by HotJobs.com, Ltd. on May 1, 2000).

                   (10(b)) Form of Officer Employment Agreement (incorporated by reference to the Form 8-K filed by HotJobs.com, Ltd. on May 1, 2000).

                   (10(c)) Registration Rights Agreement, dated as of May 11,
                           2000 by and among HotJobs.com, Ltd. and the Shareholders listed on Schedule I thereto (previously filed with the Form 8-K filed by HotJobs.com, Ltd. on May 24, 2000).

                   (23)    Consent of Independent Auditors.

                   (99(a)) Press release dated May 11, 2000 (previously filed with the Form 8-K filed by HotJobs.com, Ltd. on May 24, 2000).

                   (99(b)) Consolidated balance sheets of Resumix, Inc. and
                           subsidiaries as of December 31, 1998, December 31, 1999 and March 31, 2000 (unaudited) and the related consolidated statements of operations and comprehensive income (loss), shareholders' (deficit) equity, and cash flows for each of the years in the three-year period ended December 31, 1999 and for the three-months ended March 31, 1999 (unaudited) and March 31, 2000 (unaudited).

                   (99(c)) Unaudited condensed consolidated pro forma balance sheet of HotJobs.com, Ltd. as of March 31, 2000 and the related unaudited condensed consolidated


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                           statements of operations of HotJobs.com, Ltd. for the
                           three-months ended March 31, 2000 and for the year ended December 31, 1999.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        HOTJOBS.COM, LTD.


Date: July 24, 2000                      By:  /s/ Lowell W. Robinson
                                             ------------------------
                                              Name:  Lowell W. Robinson
                                              Title: Chief Financial Officer